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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                           OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                 Not Applicable


                         NATIONAL HEALTH INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                         001-10822                      62-1470956
---------------                    ------------                 ----------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                  Identification
 incorporation)                                                      Number)


     100 Vine Street, Suite 1400, City Center, Murfreesboro, Tennessee 37130
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 890-9100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

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                             Exhibit Index on Page 3




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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit hereto is the form of the Indenture between the registrant and U.S. Bank relating to the Registrant's shelf registration statement on Form S-3 (SEC File No. 33-85398).

         Attached as an exhibit hereto is the Form T-1 of U.S. Bank with respect to U.S. Bank acting as Trustee under the Indenture.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL HEALTH INVESTORS, INC.


                                           By:    /s/ Richard F. LaRoche, Jr.
                                                  ---------------------------
                                           Name:  Richard F. LaRoche, Jr.
                                           Title: Vice President


Date: November 21, 2000


















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                                  Exhibit Index

Exhibit No.
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 4.1           Form of Indenture between National Health Investors, Inc. and
               U.S. Bank.

25.1 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of U.S. Bank.